UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                FORM 8-K/A (NO.1)

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 20, 2004


                            BRANDPARTNERS GROUP INC.
                            ------------------------
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


DELAWARE                            0-16530                        13-3236325
--------                            -------                        ----------
(STATE OR OTHER JURISDICTION)     (COMMISSION                   (I.R.S. EMPLOYER
OF INCORPORATION)                 FILE NUMBER)                   IDENTIFICATION)


                       10 MAIN STREET, ROCHESTER, NH 03839
                       -----------------------------------

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (800) 732-3999
                                                           --------------


                                       N/A
                                       ---

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On October 22, 2004, the Registrant (the "Company") filed a form 8-K Report (the "8-K Report") dated October 20, 2004 reporting that its prior certifying accountants Goldstein and Morris Certified Public Accountants, P.C. ("Goldstein and Morris") had informed the Company on October 20, 2004 that they had resigned as the firm was no longer able to service the Company's needs as a public company.

      The Company reported in the 8-K Report that there were no disputes or disagreements with Goldstein and Morris on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

      Prior to filing the 8-K Report, the Company provided Goldstein and Morris a copy of the proposed disclosure in the 8-K Report and had requested that Goldstein and Morris provide a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether Goldstein and Morris agreed with the disclosure in the 8-K Report and if not, the respects in which it did not agree. Goldstein and Morris advised the Company that it was not in a position at the time to provide the requested letter to the Commission to be filed as an exhibit to the 8-K Report.

      Subsequent to the filing of the 8-K Report, the Company repeated its request that Goldstein and Morris comply with Item 304 of Regulation S-K and provide a letter to be filed as an exhibit to an amendment to the 8-K Report. On November 29, 2004 the Company finally received a copy of a letter addressed to the Commission dated November 23, 2004 from Goldstein and Morris setting forth that Goldstein and Morris is not in a position to agree or disagree with the statements in the 8-K Report as the accountant that performed services for the Company no longer is affiliated with the firm. In accordance with Item 304 (a)
(3) of Regulation S-K, the letter from Goldstein and Morris addressed to the Commission is filed as an exhibit hereto.

      Goldstein and Morris has further advised that the firm no longer would be engaging in public accounting work which necessitated its resignation as auditors. Additionally, Goldstein and Morris informed the Company that its resignation as independent auditors was not related to any work performed on behalf of the Company.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            Exhibit No.             Description
            -----------             -----------

            16.1 Letter from Goldstein and Morris Certified Public Accountants, P.C. dated November 23, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2004

                                          Brandpartners Group, Inc.
                                          -------------------------
                                          (Registrant)


                                          /s/ James F. Brooks
                                          -------------------------------------
                                          James F. Brooks
                                          CHIEF EXECUTIVE OFFICER AND PRESIDENT